43rd Annual J.P. Morgan Healthcare Conference

Rob Spignesi, President & CEO

January 16, 2025

RAPID MICRO BIOSYSTEMS — NASDAQ: RPID



© 2025, Rapid Micro Biosystems, Inc. | RAPID MICRO BIOSYSTEMS® and GROWTH DIRECT® are registered trademarks of Rapid Micro Biosystems, Inc., and the company logo is a trademark of Rapid Micro Biosystems, Inc.

Rapid Micro Biosystems Disclaimers 2 This presentation has been prepared by Rapid Micro Biosystems, Inc. (the “Company”) solely for informational purposes. This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this presentation that do not relate to matters of historical fact should be considered forward-looking statements, including, but not limited to, statements regarding the Company’s guidance, including with respect to the fourth fiscal quarter and full year 2024; the benefits and features of the Company's products and technology, including its Growth Direct platform and rapid sterility offering; the integration of the Company's Growth Direct technology with Lonza's MODA-EM software system; the Company's goal to achieve positive cash flow by the end of 2027 without additional financing, including the revenue and gross margin drivers behind such goal; and the Company's efforts to drive sustainable, long-term growth and shareholder value. In some cases, you can identify forward-looking statements by terminology such as “outlook,” “aim,” “anticipate,” “assume,” “believe,” “contemplate,” “continue,” “could,” “due,” “estimate,” “expect,” “goal,” “intend,” “may,” “objective,” “plan,” “predict,” “potential,” “positioned,” “seek,” “should,” “target,” “will,” “would” and other similar expressions that are predictions of or indicate future events and future trends, or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. Forward-looking statements involve known and unknown risks, uncertainties and assumptions which may cause actual results to differ materially from any results expressed or implied by any forward-looking statement, including, but not limited to risks related to, the Company's ability to achieve positive cash flow without requiring additional financing; the Company's ability to achieve its business objectives; the Company's significant losses since inception; the Company’s ability to meet its publicly announced guidance and other expectations about its business and operations; the effectiveness of the Company's sales processes; the Company’s need to develop new products and adapt to technological changes; the Company’s ability to establish and maintain its position as a leading provider of automated microbial quality control testing; the Company’s ability to maintain its manufacturing capabilities; the Company's ability to improve the gross margins of its products and services; risks related to third-parties; the Company’s ability to retain key management and other employees; risks related to regulatory and intellectual property matters; risks related to supply chain disruptions and the impact of inflation; the impact of macroeconomic volatility; and the other important factors outlined under the caption “Risk Factors” in the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (“SEC”), as such factors may be updated from time to time in its other filings with the SEC, which are available on the SEC's website at www.sec.gov and the Investor Relations page of its website at investors.rapidmicrobio.com. Although the Company believes that the expectations reflected in its forward-looking statements are reasonable, it cannot guarantee future results. The Company has no obligation, and does not undertake any obligation, to update or revise any forward-looking statement made in this presentation to reflect changes since the date of this presentation, except as may be required by law. The Company has presented preliminary financial results for the fourth fiscal quarter and full year 2024 that have not been audited and are subject to adjustment based on the Company’s completion of year-end financial close processes. © 2025, Rapid Micro Biosystems, Inc. | RAPID MICRO BIOSYSTEMS® and GROWTH DIRECT® are registered trademarks of Rapid Micro Biosystems, Inc., and the company logo is a trademark of Rapid Micro Biosystems, Inc.

Rapid Micro Biosystems C Our vision We are transforming a critical, regulated part of the global pharmaceutical manufacturing process, bringing microbial quality control into the 21st century. The new standard in microbial quality control 3© 2025, Rapid Micro Biosystems, Inc. | RAPID MICRO BIOSYSTEMS® and GROWTH DIRECT® are registered trademarks of Rapid Micro Biosystems, Inc., and the company logo is a trademark of Rapid Micro Biosystems, Inc.

The standard in automating microbial quality control

2024 REVENUE[1]	GLOBAL SYSTEMS[1]	CUSTOMERS
~$28M Total Revenue	**160+** Cumulative Placements	**70%** Top 20 Global Pharma[2]
~25% Year / Year Growth	**135+** Cumulative Validations	**100%** Approved CAR-T Manufacturers
~$15M Recurring Revenue	**~20** Countries	



Rapid Micro Biosystems

© 2025, Rapid Micro Biosystems, Inc. | RAPID MICRO BIOSYSTEMS® and GROWTH DIRECT® are registered trademarks of Rapid Micro Biosystems, Inc., and the company logo is a trademark of Rapid Micro Biosystems, Inc.

1 Preliminary and Unaudited for the year ended December 31, 2024
2 By revenue

4

2024 revenue guidance exceeded with strong fourth quarter

SELECT HIGHLIGHTS

- Record quarterly (Q4) and full year revenue; ninth quarter in a row exceeding / meeting revenue guidance
- Over 160 cumulative Growth Direct systems now placed globally
- Inflected to positive gross margins in Q3 & Q4
- Announced collaboration with Lonza implementing Growth Direct globally to enable end-to-end automation of MQC testing across cell & gene manufacturing network

RESULTS	Q4 2024[1]	FY 2024[1]
Total Revenue	~$8.2M ~30% growth	~$28.1M ~25% growth
Recurring Revenue	~$4.2M	~$15.5M
Systems Placed	6	21
Systems Validated	4	16

Rapid Micro Biosystems
© 2025, Rapid Micro Biosystems, Inc. | RAPID MICRO BIOSYSTEMS® and GROWTH DIRECT® are registered trademarks of Rapid Micro Biosystems, Inc., and the company logo is a trademark of Rapid Micro Biosystems, Inc.

1 Preliminary and Unaudited for the year ended December 31, 2024

5

Rapid Micro Biosystems Insecure and lacking data integrity High volume testing and mandated by regulators Manual, paper-based and slow Subjective and prone to human error 6 Challenges in a traditional microbial quality control (MQC) lab © 2025, Rapid Micro Biosystems, Inc. | RAPID MICRO BIOSYSTEMS® and GROWTH DIRECT® are registered trademarks of Rapid Micro Biosystems, Inc., and the company logo is a trademark of Rapid Micro Biosystems, Inc.

MQC has not kept up with pharma industry innovation

FACTORS DRIVING CHANGE

Scientific and technology innovation + Growing demand for more complex therapies + Faster & leaner manufacturing + Data integrity & security focus + Regulatory scrutiny

TODAY



Discovery & research

High-throughput R&D automation

→

TODAY



QC & ANALYSIS

→

TODAY



Bioprocessing & manufacturing

Flexible single use technologies

Rapid Micro Biosystems
© 2025, Rapid Micro Biosystems, Inc. | RAPID MICRO BIOSYSTEMS® and GROWTH DIRECT® are registered trademarks of Rapid Micro Biosystems, Inc., and the company logo is a trademark of Rapid Micro Biosystems, Inc.
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Rapid Micro Biosystems THE GROWTH DIRECT® (GD) PLATFORM The only fully automated, high-throughput and secure MQC solution… Proprietary Consumables Data & Software Global Validation & Support Services …delivering a compelling value proposition Data Integrity Supports global quality regulatory compliance and improved data handling and management Operational Efficiency Enables faster decision making by accelerating time to results by 50% or faster compared to the traditional method Insight & Accuracy Eliminate human quality control errors, preventing costly recalls and regulatory interventions 8 Introducing the Growth Direct® platform © 2025, Rapid Micro Biosystems, Inc. | RAPID MICRO BIOSYSTEMS® and GROWTH DIRECT® are registered trademarks of Rapid Micro Biosystems, Inc., and the company logo is a trademark of Rapid Micro Biosystems, Inc.

Growth Direct® transforms and modernizes MQC

MANUAL WORKFLOW

1. PULL QC TEST FORM	2. FILL OUT ASSAY INFO	3. PREPARE SAMPLES	4. LOAD INCUBATOR	5. PULL SAMPLES	6. PERFORM COUNTS	7. RECORD COUNTS	8. RETURN SAMPLES
9. SHIFT SAMPLES	10. PULL SAMPLES	11. PERFORM COUNTS	12. PERFORM DUAL-READ	13. RECORD COUNTS	14. KEY INTO LIMS	15. DISCARD	RESULTS

- Manual & subject to error
- 15 steps
- 5-14 days to result / test
- Unsecured

GROWTH DIRECT® | AUTOMATED WORKFLOW

1. Prepare sample & automated loading



2. Automated incubation and analysis & Data handling



Results



- Automated & accurate
- 2 steps
- Results in half the time
- Full data integrity

Rapid Micro Biosystems
© 2025, Rapid Micro Biosystems, Inc. | RAPID MICRO BIOSYSTEMS® and GROWTH DIRECT® are registered trademarks of Rapid Micro Biosystems, Inc., and the company logo is a trademark of Rapid Micro Biosystems, Inc.
9

The Growth Direct® System brings MQC into the 21st Century

FACTORS DRIVING CHANGE

Scientific and technology innovation + Growing demand for more complex therapies + Faster & leaner manufacturing + Data integrity & security focus + Regulatory scrutiny

TODAY

QC & ANALYSIS

TODAY



Discovery & research

High-throughput R&D automation



TODAY



Bioprocessing & manufacturing

Flexible single use technologies

Rapid Micro Biosystems
© 2025, Rapid Micro Biosystems, Inc. | RAPID MICRO BIOSYSTEMS® and GROWTH DIRECT® are registered trademarks of Rapid Micro Biosystems, Inc., and the company logo is a trademark of Rapid Micro Biosystems, Inc.
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Rapid Micro Biosystems Market forces pushing pharma industry to automation 11 Regulatory Pressure Increasing regulatory scrutiny and enforcement around data integrity and quality Industry Change Growth in complex biologics, and cell & gene therapies which require faster, more accurate, higher throughput testing capabilities Large and Growing Market $5B annual recurring revenue + $5B global system opportunity Sources: FDA, EvaluatePharma, Alliance for Regen. Medicine © 2025, Rapid Micro Biosystems, Inc. | RAPID MICRO BIOSYSTEMS® and GROWTH DIRECT® are registered trademarks of Rapid Micro Biosystems, Inc., and the company logo is a trademark of Rapid Micro Biosystems, Inc.

Growth strategy focused on
land and expand augmented by innovation


GROW NEW CUSTOMER ADOPTION
BIO PHARMA (incl. cell & gene)
CDMO
STERILE INJECTABLE, VACCINE, & OTHER
DRIVE ENTERPRISE DEPLOYMENTS
Site 1
EM + W/BB + Sterility
Site 2
EM + W/BB + Sterility
Site 3+
EM + W/BB + Sterility
EXPAND INTO NEW GEOGRAPHIES
LAUNCH NEW PRODUCTS AND SERVICES
Sample automation
Additional test types (e.g. sterility)
Core Growth Direct Capabilities
Automated microbial ID
Data services and SaaS
PURSUE ADJACENT MARKETS
LAND AND EXPAND STRATEGY

Rapid Micro Biosystems
© 2025, Rapid Micro Biosystems, Inc. | RAPID MICRO BIOSYSTEMS® and GROWTH DIRECT® are registered trademarks of Rapid Micro Biosystems, Inc., and the company logo is a trademark of Rapid Micro Biosystems, Inc.
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Customer base includes 70% of the top 20 global pharma companies[1] with significant growth potential

CUSTOMER SEGMENTS WITH ESTABLISHED USE

Biologics | Cell & Gene Therapy / CAR-T | CDMO | Personal Care Products | Small Molecules

160+ cumulative systems placed	**70%** of top 20 global pharma are customers
100% of approved CAR-T manufacturers have GD system placed	**135+** cumulative systems validated
6M+ cumulative consumables sold	**~100** customer manufacturing sites

GLOBAL SITES WITH GROWTH DIRECT SYSTEMS



GROWTH DIRECT APPLICATIONS

Environmental Monitoring | Water Testing | Bioburden Testing | Rapid Sterility Testing

1 By revenue

Rapid Micro Biosystems
© 2025, Rapid Micro Biosystems, Inc. | RAPID MICRO BIOSYSTEMS® and GROWTH DIRECT® are registered trademarks of Rapid Micro Biosystems, Inc., and the company logo is a trademark of Rapid Micro Biosystems, Inc.
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Rapid Micro Biosystems Collaborating in automated MQC 14 • Lonza sought an end-to-end, automated solution to streamline MQC testing and get critical cell and gene therapies to patients faster • Implemented the Growth Direct with Lonza’s MODA-EM software module across their cell and gene therapy manufacturing network in North America, Europe and Asia • Lonza achieved: ▪ More accurate testing ▪ Faster processing (TTR <72 hrs vs up to 8 days previously) ▪ Improved compliance ▪ Cost savings • Sets a clear standard for the industry to emulate • Lonza publication available on RPID website © 2025, Rapid Micro Biosystems, Inc. | RAPID MICRO BIOSYSTEMS® and GROWTH DIRECT® are registered trademarks of Rapid Micro Biosystems, Inc., and the company logo is a trademark of Rapid Micro Biosystems, Inc. www.rapidmicrobio.com/learning-center/publications

Growth through innovation:

Growth Direct® Rapid Sterility System

Rapid Sterility System


Rapidmicro



	RAPID STERILITY SYSTEM	COMPENDIAL METHOD
Time to Detection (TTD)	As little as 12 hours	3 – 5 Days
Time to Results (TTR)	As little as 1 - 3 Days	14 Days

Rapid Micro Biosystems
© 2025, Rapid Micro Biosystems, Inc. | RAPID MICRO BIOSYSTEMS® and GROWTH DIRECT® are registered trademarks of Rapid Micro Biosystems, Inc., and the company logo is a trademark of Rapid Micro Biosystems, Inc.
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Strong and consistent revenue growth and margin improvement



REVENUE
Recurring
Non-recurring
+28% CAGR
$17.1M
$22.5M
~$28.0M1
2022
2023
2024e



GROSS MARGIN
2022
2023
2024e1
50+ percentage point improvement

Revenue Growth Drivers

- New customer wins
- Drive global deployments at existing customers
- Launch new products and services
- Strong consumable and service growth

Gross Margin Expansion Drivers

- Reduce product costs
- Improve manufacturing efficiency
- Increase service productivity

Focused goal of achieving positive cash flow by the end of 2027 without the need for additional financing

Rapid Micro Biosystems

© 2025, Rapid Micro Biosystems, Inc. | RAPID MICRO BIOSYSTEMS® and GROWTH DIRECT® are registered trademarks of Rapid Micro Biosystems, Inc., and the company logo is a trademark of Rapid Micro Biosystems, Inc.

1 Preliminary and Unaudited for the year ended December 31, 2024

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Rapid Micro Biosystems 17 Growth Direct® is the industry-leading platform Chosen by 70% of the top 20 global pharma companies1 with significant commercial runway Operating behind strong barriers to entry First mover advantage, little competition & robust patent portfolio Enabling advanced pharmaceutical manufacturing Growth Direct systems placed with 100% of approved CAR-T manufacturers An expanding $10B+ market Dominated by manual, legacy processes that face increasing FDA scrutiny Attractive, high-growth business model Driving high-yield recurring revenue Creating the future of rapid, secure MQC automation to drive sustainable, long-term growth and shareholder value 1 By revenue © 2025, Rapid Micro Biosystems, Inc. | RAPID MICRO BIOSYSTEMS® and GROWTH DIRECT® are registered trademarks of Rapid Micro Biosystems, Inc., and the company logo is a trademark of Rapid Micro Biosystems, Inc.

Rapid Micro Biosystems Thank you © 2025, Rapid Micro Biosystems, Inc. | RAPID MICRO BIOSYSTEMS® and GROWTH DIRECT® are registered trademarks of Rapid Micro Biosystems, Inc., and the company logo is a trademark of Rapid Micro Biosystems, Inc.